UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 8, 2006 (May 5, 2006)

                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                     1-5440                     86-0636534
------------------------- ------------------------------ ----------------------
    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)

                     2390 Camelback Road, Suite 400
                            Phoenix, Arizona                           85016
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                (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   --------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement

         On May 5, 2006, Aztar Corporation, a Delaware corporation (the "Company"), entered into Amendment No. 4, dated as of May 5, 2006 (the "Amendment"), to the agreement and plan of merger, dated as of March 13, 2006, as amended and restated as of April 28, 2006 (the "Merger Agreement") with Pinnacle Entertainment, Inc., a Delaware corporation, and its wholly-owned subsidiary, PNK Development 1, Inc., a Delaware corporation. Under the terms of the Amendment, which has been approved by each company's Board of Directors, each share of Aztar common stock will be exchanged for $47.00 in cash and a fraction of a share of Pinnacle common stock equal to $4.00 divided by the trading price of a share of Pinnacle common stock over a specified trading period, but no more than 0.16584 shares and no fewer than 0.11056 shares (the "Common Stock Merger Consideration"), and each share of Aztar preferred stock will be exchanged for $497.09 in cash plus $42.304 of Pinnacle common stock, subject to a collar provision (the "Preferred Stock Merger Consideration," and together with the Common Stock Merger Consideration, the "Merger Consideration"). The Amendment provides for a termination fee of $52.16 million and reimbursement of up to a maximum of $25.84 million for incurrence of fees and expenses in connection with the transactions contemplated by the Merger Agreement, which are payable by the Company under certain circumstances. The other material terms of the Merger Agreement remain unchanged by the Amendment.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          2.1 Amendment No. 4, dated as of May 5, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AZTAR CORPORATION


                                     By: /s/ Nelson. W. Armstrong, Jr.
                                         -----------------------------
                                         Name:   Nelson W. Armstrong, Jr.
                                         Title:  Vice President,
                                                 Administration and Secretary



Date: May 8, 2006



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                                  EXHIBIT INDEX

      Exhibit No.           Description

          2.1 Amendment No. 4, dated as of May 5, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.